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PAYDENFUNDS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2001
                       (AS SUPPLEMENTED ON MARCH 8, 2001)

CURRENTLY, EACH OF THE GLOBAL SHORT BOND FUND AND GLOBAL FIXED INCOME FUND INVESTS IN A WIDE VARIETY OF INVESTMENT GRADE DEBT SECURITIES, WHICH ARE THOSE SECURITIES RATED WITHIN THE FOUR HIGHEST GRADES BY AT LEAST ONE OF THE MAJOR RATING AGENCIES, SUCH AS STANDARD & POOR'S (AT LEAST BBB), MOODY'S (AT LEAST
BAA) OR FITCH (AT LEAST BBB), OR ARE DETERMINED TO BE OF COMPARABLE QUALITY BY THE ADVISER. EFFECTIVE JULY 15, 2001, THE INVESTMENT PARAMETERS FOR EACH OF THE GLOBAL SHORT BOND FUND AND THE GLOBAL FIXED INCOME FUND WILL BE BROADENED TO PERMIT EACH FUND TO INVEST UP TO 25% OF ITS ASSETS IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE. HOWEVER, THE AVERAGE CREDIT QUALITY OF THE FUND OVERALL WILL REMAIN INVESTMENT GRADE. THE FUND EXPECTS TO INVEST IN BELOW INVESTMENT GRADE SECURITIES WHEN THE INVESTMENT MANAGER BELIEVES THAT SUCH SECURITIES ADD GREATER RETURN THAN THAT OFFERED BY INVESTMENT GRADE SECURITIES UNDER THEN EXISTING MARKET CONDITIONS. AS INDICATED IN THE PROSPECTUS, BELOW INVESTMENT GRADE SECURITIES ARE MORE SPECULATIVE AND INVOLVE A GREATER RISK OF DEFAULT AND PRICE CHANGES DUE TO CHANGES IN THE ISSUER'S CREDITWORTHINESS THAN INVESTMENT GRADE SECURITIES.


             THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JUNE 20, 2001